Exhibit 23.2

CONRAD C. LYSIAK
Attorney and Counselor at Law
601 West First Avenue
Suite 503
Spokane, Washington 99201
(509) 624-1475
FAX: (509) 747-1770
EMAIL: CCLYSIAK@QWEST.NET

CONSENT

I HEREBY CONSENT to the inclusion of my name in connection with the Form SB-2 Registration Statement filed with the Securities and Exchange Commission as attorney for the registrant, Loma Verde Inc.

            DATED this 27th day of April, 2006.

                                                    Yours truly,

                                CONRAD C. LYSIAK
                                                 Conrad C. Lysiak